Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-104062 and No. 333-102860) pertaining to the Stock Option Plan of Tsakos Energy Navigation Limited, of our report dated February 25, 2003, except for Note 18 as to which the date is March 28, 2003, with respect to the consolidated financial statements of Tsakos Energy Navigation Limited, included in its Annual Report (Form 20-F) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

ERNST & YOUNG

Athens, Greece

June 30, 2003